Exhibit 99.1
Bottomline Technologies Reports Fourth Quarter Results

Strong Financial Performance Highlights Quarter and Fiscal Year

PORTSMOUTH, N.H. – August 7, 2008 – Bottomline Technologies (NASDAQ: EPAY), a leading provider of collaborative payment, invoice and document automation solutions, today reported financial results for the fourth quarter and fiscal year ended June 30, 2008.

Revenues for the fourth quarter were $36.0 million, an increase of 11%, or $3.7 million, from the fourth quarter of last year.  The growth in revenues included a 22% increase in subscription and transaction revenues to $8.3 million in the fourth quarter from $6.8 million in the fourth quarter of last year.

Gross margin for the fourth quarter was $19.5 million, an increase of $2.0 million from the fourth quarter of last year.  Net loss for the fourth quarter was $3.4 million, or net loss per share of $0.14.  During the fourth quarter, operating expenses of $22.8 million included amortization of intangible assets of $3.4 million, acquisition-related expenses of $0.2 million and stock-based compensation expense of $2.4 million.  Excluding these acquisition-related and stock compensation items, non-GAAP net income for the fourth quarter was $2.6 million, or non-GAAP net income per share of $0.11.

 “Bottomline had a strong fourth quarter, completing a year in which EBITDA increased 72% year over year and non-GAAP operating income more than doubled with a 104% increase from the prior year,” said Rob Eberle, President and CEO of Bottomline Technologies.  “During the fourth quarter, we entered into a significant strategic relationship with a large global financial institution, signed a top insurer to our Legal eXchange and booked record orders of $45 million.  We continue to drive growth of our subscription and transaction revenues, which at $8.3 million was up 22% year over year.  With this success, we enter the new fiscal year confident in our continued ability to execute against our strategic plan.”

Revenues for the year ended June 30, 2008 increased 11% to $131.2 million as compared with $118.3 million in the same period last year.  Net loss for the fiscal year ended June 30, 2008 was $5.3 million, or net loss per share of $0.22.  Excluding amortization of intangible assets of $11.4 million, acquisition-related expenses of $0.3 million and stock compensation expense of $8.8 million, non-GAAP net income for the fiscal year ended June 30, 2008 was $15.2 million, an increase of 49% from the fiscal year ended June 30, 2007.  Non-GAAP net income per share for the fiscal year ended June 30, 2008 was $0.63 as compared with $0.43 per share in the same period last year.

Fourth Quarter Customer Highlights

•	Entered into a new strategic relationship with a major global financial institution.

•	Signed a multi-year contract with one of the nation’s 15 largest mutual insurance companies for Legal eXchange™, Bottomline’s Software as a Service (SaaS) solution for legal spend management.

•
Added significant new customers, including City of Santa Fe, Educational Testing Service, Emerson Canada, Marathon Equipment Company, Metropolitan Airports Commission of Minneapolis, Motorola Networks, Pioneer Road Services, Standard Furniture, The Upper Deck Company and WireCo WorldGroup, who selected Bottomline’s solutions to increase the efficiency of accounts payable and other transactional business processes.

•
The Home Depot, Oracle Corporation, Target Corporation, Alpharma, Google, Schlumberger, Harvard Business School Publishing, UniCredit Group, United Technologies Corporation, U.S. Air Force Services Agency, Loomis, Sayles & Company and DePuy International, a Johnson & Johnson company, signed new or expanded agreements for Bottomline’s payments and document process automation solutions.

•
Increased adoption of Bottomline’s healthcare document and payment process automation solutions among hospitals, including Albany Medical Center, Catholic Healthcare Partners, Caritas Good Samaritan Medical Center, Excela Health, Inova Loudoun Hospital, San Joaquin General Hospital, Singing River Hospital, St. Luke’s Regional Medical Center, St. Vincent’s Hospital & Medical Center and Sutter Health.

Fourth Quarter Corporate and Product Highlights

•
Completed the acquisition of Optio Software, which further extends Bottomline’s leadership position as a provider of advanced capabilities for transactional document automation and adds a significant customer base as well as a strong vertical presence in the healthcare industry.

•
Introduced new functionality for automating business-critical transactional document processes within Microsoft Dynamics® AX 2009, enabling the growing number of organizations standardized on this popular ERP system to increase efficiency, reduce costs and respond with greater agility to changing regulatory demands.

•
Named to the 2008 Insurer’s Choice, an annual ranking recognizing the top technology providers serving the insurance industry. Bottomline was identified by insurers as a preferred vendor in six of the survey’s nine categories, including analytics, workflow, financials and operations.

•	The Board of Directors authorized the repurchase of up to $10 million of the company’s common stock for use in connection with Bottomline’s stock plans and for other corporate purposes.

•
Hosted third annual European Customer Conference, bringing together senior-level executives from leading corporations, public sector organizations and financial institutions to discuss innovation in payments, invoice and document processing.

Bottomline has presented supplemental non-GAAP financial measures and statements as part of this earnings release. The non-GAAP financial measures and statements exclude certain non-cash items, specifically amortization of intangible assets, stock-based compensation and acquisition-related expenses. The presentation of this non-GAAP financial information should not be considered in isolation from, or as a substitute for, the financial results presented in accordance with GAAP. Bottomline believes that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same non-GAAP financial measures and statements internally to assess the ongoing performance of the company. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. A reconciliation of the GAAP results to the non-GAAP results for the three month periods and fiscal years ended June 30 is as follows:
	Three Months Ended June 30,		Fiscal Years Ended June 30,
	(in thousands)		(in thousands)
	2008	2007	2008	2007
GAAP net loss	$(3,439)	$(1,560)	$(5,261)	$(7,030)
Amortization of intangible assets	3,440	2,750	11,399	9,324
Acquisition-related expenses	175	-	269	-
Stock compensation expense	2,400	2,054	8,803	7,945
Non-GAAP net income	$2,576	$3,244	$15,210	$10,239

About Bottomline Technologies
Bottomline Technologies (NASDAQ: EPAY) provides collaborative payment, invoice and document automation solutions to corporations, financial institutions and banks around the world. The company's solutions are used to streamline, automate and manage processes and transactions involving global payments, invoice approval, purchase-to-pay, collections, cash management and document process automation. Organizations trust these solutions to meet their needs for cost reduction, competitive differentiation and optimization of working capital. Headquartered in the United States, Bottomline also maintains offices in Europe and Asia-Pacific. For more information, visit www.bottomline.com.

Bottomline Technologies, Legal eXchange and the BT logo are trademarks of Bottomline Technologies, Inc. which may be registered in certain jurisdictions. All other brand/product names are trademarks of their respective holders.

Cautionary Language
This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies' financial results, refer to the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2007, December 31, 2007 and March 31, 2008 on file with the SEC. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

Media Contact:
Kevin Donovan
Bottomline Technologies
603-501-5240
kdonovan@bottomline.com

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended
	June 30,
	2008	2007
Revenues:
Software licenses	$4,043	$4,097
Subscriptions and transactions	8,286	6,791
Service and maintenance	20,320	18,032
Equipment and supplies	3,366	3,428
Total revenues	36,015	32,348

Cost of revenues:
Software licenses	282	184
Subscriptions and transactions	4,065	3,681
Service and maintenance (1)	9,685	8,382
Equipment and supplies	2,528	2,640
Total cost of revenues	16,560	14,887

Gross profit	19,455	17,461

Operating expenses:
Sales and marketing (1)	8,962	8,764
Product development and engineering (1)	4,909	3,969
General and administrative (1)	5,496	4,764
Amortization of intangible assets	3,440	2,750
Total operating expenses	22,807	20,247

Loss from operations	(3,352)	(2,786)

Other income, net	292	756

Loss before provision (benefit) for income taxes	(3,060)	(2,030)
Provision (benefit) for income taxes	379	(470)

Net loss	$(3,439)	$(1,560)

Basic and diluted net loss per share	$(0.14)	$(0.07)

Shares used in computing basic and diluted net loss per share:	23,884	23,573

Non-GAAP (excludes amortization of intangible assets, acquisition-related expenses and stock compensation expense):(2)
Net income	$2,576	$3,244
Diluted net income per share (3)	$0.11	$0.14

(1) Stock-based compensation is allocated as follows:
Cost of revenues: service and maintenance	$248	$235
Sales and marketing	744	771
Product development and engineering	188	183
General and administrative	1,220	865
	$2,400	$2,054
(2) Non-GAAP presentation excludes charges for amortization of intangible assets of $3,440 and $2,750, acquisition-related expenses of $175 and zero, and stock compensation expense of $2,400 and $2,054, for the three months ended June 30, 2008 and 2007, respectively.

(3) Shares used in computing non-GAAP diluted net income per share were 24,172 and 23,849 for the three months ended June 30, 2008 and 2007, respectively.

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Fiscal Years Ended
	June 30,
	2008	2007
Revenues:
Software licenses	$13,949	$14,102
Subscriptions and transactions	29,693	26,767
Service and maintenance	74,446	63,887
Equipment and supplies	13,153	13,579
Total revenues	131,241	118,335

Cost of revenues:
Software licenses	880	744
Subscriptions and transactions	15,789	12,138
Service and maintenance (1)	33,189	30,009
Equipment and supplies	9,551	10,168
Total cost of revenues	59,409	53,059

Gross profit	71,832	65,276

Operating expenses:
Sales and marketing (1)	31,739	31,654
Product development and engineering (1)	17,376	16,069
General and administrative (1)	19,197	19,320
Amortization of intangible assets	11,399	9,324
Total operating expenses	79,711	76,367

Loss from operations	(7,879)	(11,091)

Other income, net	3,082	3,177

Loss before provision (benefit) for income taxes	(4,797)	(7,914)
Provision (benefit) for income taxes	464	(884)

Net loss	$(5,261)	$(7,030)

Basic and diluted net loss per share	$(0.22)	$(0.30)

Shares used in computing basic and diluted net loss per share:	23,825	23,539

Non-GAAP (excludes amortization of intangible assets, acquisition-related expenses and stock compensation expense):(2)
Net income	$15,210	$10,239
Diluted net income per share (3)	$0.63	$0.43

(1) Stock-based compensation is allocated as follows:
Cost of revenues: service and maintenance	$987	$755
Sales and marketing	2,841	2,893
Product development and engineering	780	761
General and administrative	4,195	3,536
	$8,803	$7,945
(2) Non-GAAP presentation excludes charges for amortization of intangible assets of $11,399 and $9,324, acquisition-related expenses of $269 and zero, and stock compensation expense of $8,803 and $7,945, for the fiscal years ended June 30, 2008 and 2007, respectively.

(3) Shares used in computing non-GAAP diluted net income per share were 24,294 and 23,814 for the fiscal years ended June 30, 2008 and 2007, respectively.

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	June 30,
	2008	2007

Assets
Current assets:
Cash, cash equivalents and short-term investments	$35,373	$65,873
Accounts receivable	28,747	24,169
Other current assets	6,157	5,402
Total current assets	70,277	95,444

Property and equipment, net	11,840	8,270
Intangible assets, net	115,414	84,296
Other assets	3,915	1,784
Total assets	$201,446	$189,794

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,856	$6,650
Accrued expenses	10,997	8,475
Deferred revenue	30,621	24,998
Total current liabilities	50,474	40,123

Deferred revenue, non-current	3,856	2,498
Deferred income taxes	6,859	6,258
Other liabilities	1,992	479
Total liabilities	63,181	49,358

Stockholders' equity
Common stock	26	25
Additional paid-in-capital	277,660	263,229
Accumulated other comprehensive income	7,766	8,292
Treasury stock	(22,195)	(11,285)
Accumulated deficit	(124,992)	(119,825)

Total stockholders' equity	138,265	140,436

Total liabilities and stockholders' equity	$201,446	$189,794

Non-GAAP Financial Statements

Bottomline has presented supplemental non-GAAP statements of operations as part of this earnings release. The non-GAAP statements of operations exclude certain non-cash items, specifically amortization of intangible assets, stock-based compensation and acquisition-related expenses.  The presentation of this information should not be considered in isolation from, or as a substitute for, the financial results presented in accordance with GAAP. Bottomline believes that these supplemental non-GAAP statements of operations are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same non-GAAP financial statements internally to assess the ongoing performance of the company. Since this information is not in accordance with GAAP, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies.  All amounts are in thousands, except per share amounts.

	Non-GAAP
	Three Months Ended
	June 30,
	2008	2007
Revenues:
Software licenses	$4,043	$4,097
Subscriptions and transactions	8,286	6,791
Service and maintenance	20,320	18,032
Equipment and supplies	3,366	3,428
Total revenues	36,015	32,348

Cost of revenues:
Software licenses	282	184
Subscriptions and transactions	4,065	3,681
Service and maintenance	9,434	8,147
Equipment and supplies	2,528	2,640
Total cost of revenues	16,309	14,652

Gross profit	19,706	17,696

Operating expenses:
Sales and marketing	8,184	7,993
Product development and engineering	4,717	3,786
General and administrative	4,142	3,899
Total operating expenses	17,043	15,678

Non-GAAP income from operations	2,663	2,018

Other income, net	292	756

Non-GAAP income before provision (benefit) for income taxes	2,955	2,774
Provision (benefit) for income taxes	379	(470)

Non-GAAP net income	$2,576	$3,244

Diluted non-GAAP net income per share	$0.11	$0.14

	Non-GAAP
	Fiscal Years Ended
	June 30,
	2008	2007
Revenues:
Software licenses	$13,949	$14,102
Subscriptions and transactions	29,693	26,767
Service and maintenance	74,446	63,887
Equipment and supplies	13,153	13,579
Total revenues	131,241	118,335

Cost of revenues:
Software licenses	880	744
Subscriptions and transactions	15,786	12,138
Service and maintenance	32,180	29,254
Equipment and supplies	9,551	10,168
Total cost of revenues	58,397	52,304

Gross profit	72,844	66,031

Operating expenses:
Sales and marketing	28,832	28,761
Product development and engineering	16,581	15,308
General and administrative	14,839	15,784
Total operating expenses	60,252	59,853

Non-GAAP income from operations	12,592	6,178

Other income, net	3,082	3,177

Non-GAAP income before provision (benefit) for income taxes	15,674	9,355
Provision (benefit) for income taxes	464	(884)

Non-GAAP net income	$15,210	$10,239

Diluted non-GAAP net income per share	$0.63	$0.43